                      STATEMENT OF ADDITIONAL INFORMATION

                            NOVEMBER 20, 1995

                           KEMPER MONEY MARKET FUND
               120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
                                (800) 621-1048

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Kemper Money Market Fund (the "Fund") dated November 20, 1995. The prospectus may be obtained without charge by calling or writing the Fund.

                               ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
       Investment Restrictions............................................. B-1
       Municipal Securities................................................ B-4
       Investment Manager.................................................. B-5
       Portfolio Transactions.............................................. B-6
       Purchase and Redemption of Shares................................... B-7
       Dividends, Net Asset Value and Taxes................................ B-8
       Performance......................................................... B-9
       Officers and Trustees............................................... B-14
       Special Features.................................................... B-16
       Shareholder Rights.................................................. B-16
       Appendix--Ratings of Investments.................................... B-18

The financial statements appearing in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.

KMMF-13 11/95

LOGO
  printed on recycled paper

INVESTMENT RESTRICTIONS

The Fund has adopted for its Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio certain investment restrictions which, together with the investment objective and policies of each Portfolio, cannot be changed for a Portfolio without approval by holders of a majority of such Portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Portfolio.

THE MONEY MARKET PORTFOLIO may not:

(1) Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations in accordance with its investment objective and policies).

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Invest more than 5% of the Portfolio's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation, and equity securities of issuers which are not readily marketable.

(5) Enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(6) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three business days, reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(8) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(9) Write, purchase or sell puts, calls or combinations thereof.

(10) Concentrate more than 25% of the value of its assets in any one industry; provided, however, that the Portfolio reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances when management considers it to be in the best interests of the Portfolio in attaining its investment objective.

(11) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(12) Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(13) Invest for the purpose of exercising control or management of another issuer.

(14) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(15) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(16) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(17) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(18) Issue senior securities as defined in the Investment Company Act of 1940.

THE GOVERNMENT SECURITIES PORTFOLIO may not:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three business days, reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(7) Issue senior securities as defined in the Investment Company Act of 1940.

THE TAX-EXEMPT PORTFOLIO may not:

(1) Purchase securities if as a result of such purchase 25% or more of the Portfolio's total assets would be invested in any one industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(3) Invest more than 5% of the Portfolio's total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three business days, reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(6) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(7) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase Municipal Securities subject to Standby Commitments in accordance with its investment objective and policies.

(8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(9) Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Invest in commodities or commodity futures contracts or in real estate except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(14) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

If a Portfolio adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolios did not borrow money, as permitted by investment restrictions number 7 (Money Market Portfolio), number 4 (Government Securities Portfolio) and number 5 (Tax-Exempt Portfolio), in the latest fiscal year; and they have no present intention of borrowing during the coming year. In any event, borrowings would only be as permitted by such restrictions. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

MUNICIPAL SECURITIES

Municipal Securities which the Tax-Exempt Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Tax-Exempt Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

INVESTMENT MANAGER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS") is the Fund's investment manager. Pursuant to an investment management agreement, KFS acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

The investment management agreement continues in effect from year to year for each Portfolio so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of each Portfolio or the Board of Trustees. If continuation is not approved for a Portfolio, the investment management agreement nevertheless may continue in effect for the Portfolios for which it is approved and KFS may continue to serve as investment manager for the Portfolio for which it is not approved to the extent permitted by the Investment Company Act of 1940. The agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. Shareholders of each Portfolio will vote separately upon continuation of the investment management agreement and upon other matters affecting only an individual Portfolio. Additional Portfolios may be subject to a different agreement. The agreement provides that KFS shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

For the services and facilities furnished, the Fund pays an annual investment management fee, payable monthly, on a graduated basis of .50% of the first $215 million of average daily net assets of the Fund, .375% on the next $335 million, .30% on the next $250 million and .25% of average daily net assets of the Fund over $800 million. KFS has agreed to reimburse the Fund should all operating expenses of the Fund, including the investment management fee of KFS but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1 1/2% of the first $30 million of average net assets of the Fund and 1% of average net assets over $30 million on an annual basis. The investment management fee and the expense limitation are computed based upon the average daily net assets of all Portfolios of the Fund managed by KFS and are allocated among such Portfolios based upon the relative net assets of each Portfolio.

For its services as investment adviser and manager and for facilities furnished during the fiscal years ended July 31 indicated, the Fund incurred investment management fees for the Portfolios as shown.

PORTFOLIO                                       1995        1994        1993
---------                                    ----------- ----------- -----------
Money Market................................ $10,924,000 $11,439,000 $13,397,000
Government Securities....................... $ 1,637,000 $ 1,840,000 $ 2,169,000
Tax Exempt.................................. $ 2,072,000 $ 2,100,000 $ 2,088,000

PRINCIPAL UNDERWRITER. Kemper Distributors, Inc. ("KDI"), an affiliate of KFS, is the principal underwriter for shares of the Fund and acts as agent of the Fund in the sale of its shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Portfolio whenever shareholders vote with respect to such agreement.

Certain officers or trustees of the Fund are also directors or officers of KFS and KDI as indicated under "Officers and Trustees."

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of KFS, serves as "Shareholder Service Agent." IFTC receives, as transfer agent, and pays to KSvC, annual account fees of a maximum of $8 per account plus account set-up, transaction, maintenance and out-of-pocket expense reimbursement. For the fiscal year ended July 31, 1995, IFTC remitted shareholder service fees in the amount of $7,656,000 to KSvC as Shareholder Service Agent.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon management's ability to correctly time and execute such transactions. Since a Portfolio's assets are invested in securities with short maturities, its portfolio will turn over several times a year. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, so each Portfolio's portfolio turnover rate for reporting purposes is zero.

KFS is the investment manager for the Kemper Funds and KFS and its affiliates also furnish investment management services to other clients including Kemper Corporation and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. Dreman Value Advisors, Inc. ("DVA"), a subsidiary of KFS, is investment manager for Kemper-Dreman Fund, Inc. and sub-adviser for another Kemper Fund. At times investment decisions may be made to purchase or sell the same investment security for a Portfolio and for one or more of the other clients of KFS or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

KFS, in effecting purchases and sales of portfolio securities for the account of each Portfolio, will implement the Fund's policy of seeking the best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firm's professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that provide market, statistical and other research information to the Fund and KFS, although KFS is not authorized to pay higher prices to firms that provide such services. Any research benefits derived are available for all clients, including clients of affiliated companies. Since it is only supplementary to KFS's own research efforts and must be analyzed and reviewed by KFS' staff, the receipt of research information is not expected to materially reduce expenses. The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There are normally no brokerage commissions paid by the Fund for such purchases and none were paid by any Portfolio during the Fund's last three fiscal years. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the Fund's prospectus. There is no sales charge. The minimum initial investment in any Portfolio is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or KFS and its affiliates and the $3 monthly fee assessed on accounts below $1,000. An investor wishing to open an account should use the Account Application Form available from the Fund and choose one of the methods of purchase described in the Fund's prospectus. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent, of a request for redemption in proper form, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus. A shareholder may elect to use either the regular or expedited redemption procedures.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

DIVIDENDS, NET ASSET VALUE AND TAXES

DIVIDENDS. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares of the same Portfolio unless they elect to receive cash. Dividends will be reinvested monthly at the net asset value normally on the 25th of each month if a business day, otherwise on the prior business day. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on portfolio assets and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Fund are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on portfolio securities. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the portfolio securities at market value and then unrealized gains and losses would be included in net investment income above.

NET ASSET VALUE. As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

TAXES. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users' of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons' to such users; such persons should consult their tax advisers before investing in the Tax-Exempt Portfolio.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE

As reflected in the prospectus, the historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield," "total return," "average annual total return" and, for the Tax-Exempt Portfolio only, "tax equivalent yield." These various measures of performance are described below.

Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and is computed for each Portfolio as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +
1)/365/7/ - 1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage or the increased dollar value of the hypothetical investment over the period.

  All performance information shown below is for periods ended July 31, 1995.

                                                     *TAX-             AATR          TOTAL  TOTAL   TOTAL
                         YIELD  EFFECTIVE YIELD EQUIVALENT YIELD AATR   5     AATR   RETURN RETURN RETURN
PORTFOLIO                7 DAYS     7 DAYS           7 DAYS      1 YR. YRS.  10 YRS. 1 YR.  5 YRS. 10 YRS.
---------                ------ --------------- ---------------- ----- ----  ------- ------ ------ -------
Money Market............  5.5%        5.7%            --          5.2% 4.7%    6.1%   5.3%   25.3%  80.8%
Government Securities...  5.5         5.7             --          5.2  4.6     6.0    5.4    25.1   78.6
Tax-Exempt..............  3.7         3.8             5.9%        3.4  3.4     4.2**  3.5    18.1   38.1**

-------

   * Based upon a marginal federal income tax rate of 37.1%.
  **Since 9/10/87.

The tax equivalent yield of the Tax-Exempt Portfolio is computed by dividing that portion of the Portfolio's yield (computed as described above) which is tax-exempt by (one minus the stated federal income tax rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Portfolio is held, but also on such matters as Portfolio expenses.

Money market mutual funds allow smaller investors to participate in the money market and to receive money market yields that previously were available only to those investors with large sums of money. Prior to the introduction of the first money market mutual funds, small investors wanting to manage their cash reserves had a limited choice of bank products available with a predetermined set of interest rates such as passbook savings accounts and checking accounts. Currently, there are hundreds of money market funds managing billions of dollars for millions of investors. Kemper Money Market Fund is one of the largest money market funds.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio with that of their competitors. Past performance cannot be a guarantee of future results.

As indicated in the prospectus (see "Performance"), the performance of the Fund's Portfolios may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds reported by IBC/Donoghue's Money Fund Report(R), or Money Market Insight(R), reporting services on money market funds. As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

Lipper and IBC/Donoghue's reported the following results for the Money Market Portfolio and the Government Securities Portfolio.

LIPPER ANALYTICAL SERVICES, INC.         IBC/DONOGHUE'S


                           MONEY MARKET
                           PORTFOLIO'S
                            RANKING VS
                           MONEY MARKET
PERIOD ENDED 8/31/95     INSTRUMENT FUNDS
--------------------  ----------------------
1 Year...............     34 out of 256
3 Months.............     30 out of 283
1 Month..............     38 out of 285
                            GOVERNMENT
                            SECURITIES
                      PORTFOLIO'S RANKING VS
                         U.S. GOVERNMENT
PERIOD ENDED 8/31/95    MONEY MARKET FUNDS
--------------------  ----------------------
1 Year...............      5 out of 107
3 Months.............     11 out of 114
1 Month..............     11 out of 114

                     MONEY    AVERAGE YIELD
                    MARKET     ALL TAXABLE
PERIOD ENDED      PORTFOLIO'S MONEY MARKET
8/31/95              YIELD        FUNDS
------------      ----------- -------------
1 Year...........    5.45%        5.25%
1 Month..........    5.43         5.27
7 Days**.........    5.43         5.25

                  GOVERNMENT  AVERAGE YIELD
                  SECURITIES   ALL TAXABLE
PERIOD ENDED      PORTFOLIO'S  GOVERNMENT
8/31/95              YIELD     MONEY FUNDS
------------      ----------- -------------
1 Year...........    5.48%        5.05%
1 Month..........    5.46         5.09
7 Days**.........    5.47         5.07

According to IBC/Donoghue's, for the one-year period ended August 31, 1995, the Money Market Portfolio ranked by yield #20 among 217 General Purpose Money Funds (this category does not include money market funds whose shares are marketed primarily to institutional investors). According to IBC/Donoghue's, for the one-year period ended August 31, 1995, the Government Securities Portfolio ranked by yield #5 among 195 Taxable Government Money Funds (this category does not include taxable government money funds whose shares are marketed primarily to institutional investors). For the one year period ended August 31, 1995, the Tax-Exempt Portfolio ranked by yield #7 among 123 Tax-Free Money Funds (this category does not include tax-free money funds whose shares are marketed primarily to institutional investors or state specific tax-free money funds). The Money Market Portfolio ranked #2 among 83 General Purpose Money Funds with a ten-year history according to IBC/Donoghue's as of December 31, 1994. The Government Securities Portfolio ranked #3 among 54 Government Money Funds with a ten-year history according to IBC/Donoghue's as of December 31, 1994. The number of shareholder accounts in the Fund was approximately 285,000 at September 29, 1995, including 237,000 in the Money Market Portfolio, 28,000 in the Government Securities Portfolio, and 19,000 in the Tax-Exempt Portfolio. The value of shares in the Fund as of August 31, 1995 was approximately $5.5 billion, including $4.1 billion in the Money Market Portfolio, $616 million in the Government Securities Portfolio and $762 million in the Tax-Exempt Portfolio. The Money Market Portfolio was the 24th largest in total assets of 659 Taxable Money Market Funds reported by IBC/Donoghue's as of August 31, 1995.

  The following investment comparisons are based upon information reported by Lipper and IBC/Donoghue's. In the comparison of the Tax-Exempt Portfolio's performance versus the comparison yields, the performance of that Portfolio has been adjusted on a taxable equivalent basis assuming a marginal federal tax rate of 37.1% (see "Tax-Exempt versus Taxable Yield" below for more information concerning taxable equivalent performance).

LIPPER ANALYTICAL SERVICES, INC.         IBC/DONOGHUE'S

                             TAX-EXEMPT
                            PORTFOLIO'S
                          RANKING VS TAX-
                               EXEMPT
PERIOD ENDED 8/31/95     MONEY MARKET FUNDS
--------------------     ------------------
1 Year..................    5 out of 122
3 Months................    5 out of 129
1 Month.................    4 out of 130

                              AVERAGE YIELD
                      TAX-    ALL TAX-FREE
PERIOD ENDED         EXEMPT   MONEY MARKET
8/31/95             PORTFOLIO     FUNDS
------------        --------- -------------
1 Year.............   3.62%       3.25%
1 Month............   3.66        3.22
7 Days***..........   3.66        3.21

                             LIPPER                LIPPER
                           TAX-EXEMPT TAX-EXEMPT   MONEY
                             MONEY    PORTFOLIO    MARKET
                   TAX-      MARKET    TAXABLE   INSTRUMENT
                  EXEMPT      FUND    EQUIVALENT   FUNDS
PERIOD           PORTFOLIO  AVERAGE     BASIS*    AVERAGE
------           --------- ---------- ---------- ----------
1 Year Ended
 8/31/95           3.62%      3.19%      5.76%      5.17%

                       TAX-
                      EXEMPT     AVERAGE
                    PORTFOLIO   YIELD ALL
                     TAXABLE     TAXABLE
PERIOD ENDED        EQUIVALENT MONEY MARKET
8/31/95               BASIS*      FUNDS
------------        ---------- ------------
1 Year.............    5.76%       3.25%
1 Month............    5.82        3.22
7 Days***..........    5.82        3.21

-------
*Source: Kemper Financial Services, Inc. (not reported by IBC/Donoghue's). **For Period Ended 8/30/94.
***For Period Ended 8/29/94.

For the ten, five and one year periods ended September 29, 1995, Lipper ranked the Money Market Portfolio #5 of 107, #19 of 172 and #32 of 251, respectively, among Money Market Instrument Funds. Lipper also ranked the Money Market Portfolio #1 in such category for the periods shown below.

 NUMBER
   OF
  FUNDS
   IN                                                                    PERIOD
 ATEGORYC                                                       PERIOD   ENDING
--------                                                       -------- --------
   41.........................................................  3 Years 12/31/80
   23.........................................................  5 Years 12/31/80
   50.........................................................  3 Years 12/31/81
   34.........................................................  5 Years 12/31/81
  110.........................................................  3 Years 12/31/84
   81.........................................................  4 Years 12/31/84
   66.........................................................  5 Years 12/31/84
  109.........................................................  4 Years 12/31/85
   80.........................................................  5 Years 12/31/85
  142.........................................................  5 Years 12/31/88
   39......................................................... 10 Years 12/31/88
   54......................................................... 10 Years 12/31/89
   33......................................................... 12 Years 12/31/89
   64......................................................... 10 Years 12/31/90
   79......................................................... 10 Years 12/31/91
   31......................................................... 15 Years 12/31/92
   36......................................................... 15 Years 12/31/93

As indicated in the prospectus, a Portfolio's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, interest bearing checking accounts and 6-month maturity certificates of deposit as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas.

With respect to money market deposit accounts and interest bearing checking accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

The table below compares the seven day average yields of the Money Market Portfolio and the Government Securities Portfolio at August 31, 1995 with the rates for money market deposit accounts, interest bearing checking accounts and 6-month maturity certificates of deposit reported for August 31, 1995 for the BANK RATE MONITOR National Index(TM) for each of the ten Consolidated Standard Metropolitan Statistical Areas that are covered by that index and for all areas combined. The information provided below is historical and is not necessarily representative of future performance of any type of bank product or of any Portfolio of the Fund. The rates reported by the BANK RATE MONITOR(TM) are not necessarily representative of the rates offered by banks outside of the scope of report. Furthermore, rate information for one area of the country is not necessarily representative of rates in other areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for large deposits.

                                                                                   GOVERNMENT
                           MONEY MARKET    INTEREST       6-MONTH     MONEY MARKET SECURITIES
                         DEPOSIT ACCOUNTS  CHECKING   CERTIFICATES OF  PORTFOLIO   PORTFOLIO
AREA                       STATED RATE    STATED RATE  DEPOSIT RATE      YIELD       YIELD
----                     ---------------- ----------- --------------- ------------ ----------
New York................       3.01%         1.49%         4.88%          5.43%       5.47%
Los Angeles.............       2.32          1.03          4.99           5.43        5.47
Chicago.................       3.15          1.75          5.40           5.43        5.47
San Francisco...........       2.35          1.01          4.90           5.43        5.47
Philadelphia............       2.41          1.21          4.16           5.43        5.47
Detroit.................       2.92          1.85          4.81           5.43        5.47
Boston..................       3.01          1.40          5.09           5.43        5.47
Houston.................       3.13          1.58          4.78           5.43        5.47
Dallas..................       3.09          1.51          4.77           5.43        5.47
Washington..............       3.01          2.32          5.11           5.43        5.47
NATIONAL INDEX..........       2.84          1.52          4.89           5.43        5.47

Since January, 1984, the Money Market Portfolio has had a higher yield than the BANK RATE MONITOR National Index(TM) for both money market deposit accounts and for interest bearing checking accounts for 604 out of 604 weeks through August 31, 1995

Investors may also want to compare a Portfolio's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. Each Portfolio's yield will fluctuate. Also, while each Portfolio seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

TAX-EXEMPT VERSUS TAXABLE YIELD. You may want to determine which investment-- tax-exempt or taxable--will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 1995 federal tax rate schedules.

TAXABLE EQUIVALENT YIELD TABLE FOR PERSONS WHOSE ADJUSTED GROSS INCOME IS UNDER $114,700

                                    YOUR         A TAX-EXEMPT YIELD OF:
        TAXABLE INCOME            MARGINAL    2%   3%   4%   5%   6%   7%
                                 FEDERAL TAX   IS EQUIVALENT TO A TAXABLE
    SINGLE            JOINT         RATE               YIELD OF:
---------------------------------------------------------------------------
$23,350-$56,550  $39,000-$94,250    28.0%    2.78 4.17 5.56 6.94 8.33  9.72
---------------------------------------------------------------------------
Over $56,550     Over $94,250       31.0     2.90 4.35 5.80 7.25 8.70 10.14
---------------------------------------------------------------------------

TAXABLE EQUIVALENT YIELD TABLE FOR PERSONS WHOSE ADJUSTED GROSS INCOME IS OVER $114,700*

                                        YOUR         A TAX-EXEMPT YIELD OF:
          TAXABLE INCOME              MARGINAL    2%   3%   4%   5%   6%    7%
                                     FEDERAL TAX   IS EQUIVALENT TO A TAXABLE
     SINGLE              JOINT          RATE                YIELD OF:
--------------------------------------------------------------------------------
$56,550-$117,950   $94,250-$143,600     31.9%    2.94 4.41 5.87 7.34  8.81 10.28
--------------------------------------------------------------------------------
$117,950-$256,500  $143,600-$256,500    37.1     3.18 4.77 6.36 7.95  9.54 11.13
--------------------------------------------------------------------------------
Over $256,500      Over $256,500        40.8     3.38 5.07 6.76 8.45 10.14 11.82
--------------------------------------------------------------------------------

*This table assumes at least $3.75 of itemized deductions for each $100 of adjusted gross income over $114,700. For a married couple with adjusted gross income between $172,050 and $294,550 (single between $114,700 and $237,200), add 0.7% to the tax rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.76% (6% / (100% - 38.5%)).

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with KFS and KDI are as follows (The number following each person's title is the number of investment companies managed by KFS and its affiliates for which he or she holds similar positions):

DAVID W. BELIN (6/20/28), Trustee (22), 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Harris Lamson McCormick, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee (22), 16410 Avila Boulevard, Tampa, Florida; Director, Management Consulting Services, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee (22), 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee (22), 800 North Lindbergh Boulevard, St. Louis, Missouri; Senior Vice President and Chief Financial Officer, Monsanto Company (chemical products); prior thereto, Vice President, FMC Corporation (manufacturer of machinery and chemicals); prior thereto, Director, Executive Vice President and Chief Financial Officer, Staley Continental, Inc. (food products).

DONALD R. JONES (1/17/30), Trustee (22), 1776 Beaver Pond Road, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

DAVID B. MATHIS (4/13/38), Trustee* (33), Kemper Center, Long Grove, Illinois; Chairman, Chief Executive Officer and Director, Kemper Corporation; Director, KFS, Kemper Financial Companies, Inc., and IMC Global Inc.; Chairman of the Board, Lumbermens Mutual Casualty Company.

SHIRLEY D. PETERSON, (9/3/41), Trustee (22), 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; prior thereto, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice.

WILLIAM P. SOMMERS (7/22/33), Trustee (22), 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider), prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (33), 120 South LaSalle Street, Chicago, Illinois; President, Chief Operating Officer and Director, Kemper Corporation; Chairman, Chief Executive Officer, Chief Investment Officer and Director, KFS; Director, KDI, Kemper Financial Companies, Inc., Dreman Value Advisors, Inc. and LTV Corporation.

JOHN E. PETERS (11/4/47), Vice President* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Executive Vice President, KFS; President and Director, KDI; Director, Dreman Value Advisors, Inc.

CHARLES F. CUSTER (8/19/28), Vice President and Assistant Secretary* (33), 222 North LaSalle Street, Chicago, Illinois; Partner, Vedder, Price, Kaufman & Kammholz (attorneys), Legal Counsel to the Fund.

JEROME L. DUFFY (6/29/36), Treasurer* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (33), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, KFS.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (25), 120 South LaSalle Street, Chicago, Illinois; Vice President, KFS; Vice President and Director of State Registrations, KDI.

J. PATRICK BEIMFORD, Jr. (5/25/50), Vice President* (24), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President and Chief Investment Officer--Fixed Income, KFS.

FRANK RACHWALSKI, Jr. (3/26/45), Vice President* (9), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

*Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund, except that Mr. Custer's law firm receives fees from the Fund as counsel to the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1995 fiscal year except that the information in the last column is for calendar year 1994.

                                                                 PENSION OR      TOTAL COMPENSATION
                                                             RETIREMENT BENEFITS    FROM FUND AND
                               AGGREGATE COMPENSATION        ACCRUED AS PART OF  KEMPER FUND COMPLEX
NAME OF TRUSTEE                       FROM FUND                 FUND EXPENSES    PAID TO TRUSTEES**
---------------          ----------------------------------- ------------------- -------------------
David W. Belin*.........               $14,400                        $0              $112,200
Lewis A. Burnham........               $ 9,400                        $0              $ 90,100
Donald L. Dunaway*......               $13,900                        $0              $115,400
Robert B. Hoffman.......               $ 9,200                        $0              $ 87,400
Donald R. Jones.........               $ 9,700                        $0              $ 94,300
Shirley D. Peterson***..               $     0                       $ 0              $      0
William P. Sommers......               $ 8,200                       $ 0              $ 84,100

-------

* Includes current fees deferred and interest pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund--Money Market Portfolio. Total deferred amounts and interest accrued through July 31, 1995 are $107,000 for Mr. Belin and $79,000 for Mr. Dunaway.

** Includes compensation for service on twenty-three Kemper funds (including two funds no longer in existence). Also includes amounts for new funds estimated as if they had existed at the beginning of the year.

*** Elected to board in September, 1995.

As of October 16, 1995, the officers and trustees of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio and no person owned of record 5% or more of the outstanding shares of any Portfolio.

SPECIAL FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM. If you own $5,000 or more of a Portfolio's shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Fund.

TAX-SHELTERED RETIREMENT PROGRAMS. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

 . Individual Retirement Accounts (IRAs) trusteed by IFTC. This includes
  Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

 . 403(b) Custodial Accounts also trusteed by IFTC. This type of plan is available to employees of most non-profit organizations.

 . Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by IFTC describe the current fees payable to IFTC for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees, if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and
(b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any Portfolio) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by KFS remote and not material since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                       APPENDIX--RATINGS OF INVESTMENTS

                           COMMERCIAL PAPER RATINGS

A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

MIG-1 AND MIG-2 MUNICIPAL NOTES

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

                  STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                 MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.